UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2005

IMCLONE SYSTEMS INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor

New York, New York 10014

(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On January 24, 2005, ImClone Systems Incorporated (the “Company”) announced that it had reached agreements in principle to settle the previously disclosed consolidated securities class action, Irvine v. ImClone Systems Incorporated, and consolidated shareholder derivative action, In re ImClone Systems Inc. Shareholder Derivative Litigation, both of which are pending in the U.S. District Court for the Southern District of New York.

The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01.                      Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated January 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

	By:	/s/ Erik Ramanathan
		Name:	Erik Ramanathan
		Title:	Vice President, Legal
and General Counsel

Date: January 25, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated January 24, 2005.